UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2026

Universal Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-00652	54-0414210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue Richmond, Virginia	23235
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 359-9311

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 9, 2026, Universal Corporation (the “Company”) entered into Amendment No. 1 (the “First Amendment”) to its existing Credit Agreement, dated December 9, 2025 (the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders party thereto. The First Amendment amends the Total Net Leverage Ratio (as defined in the Credit Agreement) covenant to modify the maximum Total Net Leverage Ratio from 3.00 to 1.00 as of the end of each fiscal quarter to (i) 3.75 to 1.00 for the fiscal quarters ending September 30, 2026 and December 31, 2026; (ii) 3.25 to 1.00 for the fiscal quarter ending March 31, 2027; and (iii) 3.00 to 1.00 for the fiscal quarter ending June 30, 2027 and each fiscal quarter ending thereafter.

The First Amendment also makes certain other non-material amendments to the Credit Agreement. All other terms and conditions of the Credit Agreement remain in full force and effect.

The foregoing description of the First Amendment is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Amendment No. 1, dated October 9, 2026, to the Credit Agreement, dated December 9, 2025, among Universal Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Truist Bank and AgFirst Farm Credit Bank, as Co-Syndication Agents, and First Horizon Bank, KeyBank National Association, Citibank, N.A., Bank of America, N.A., UBS Switzerland AG, Atlantic Union Bank and Capital One, N.A., as Co-Documentation Agents

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION

Date: October 13, 2026	By:	/s/ Catherine H. Claiborne
Catherine H. Claiborne
Vice President, General Counsel and Secretary

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